                                                                 Exhibit 10.1.2

                              FIRST AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS FIRST AMENDMENT (this "Amendment") to the Second Amended and Restated Loan and Security Agreement is entered into as of the 28 day of April, 2000, by and between PECO II, Inc. (the "Borrower"), and The Huntington National Bank (the "Bank").

                                   RECITALS:

     A. As of October 22, 1999, the Borrower and the Bank executed a certain Second Amended and Restated Loan and Security Agreement (the "Loan Agreement"), setting forth the terms of certain extensions of credit to the Borrower; and

     B. As of October 22, 1999, the Borrower executed and delivered to the Bank, inter alia, an amended and restated revolving note in the original principal sum of Ten Million Dollars ($10,000,000.00) (hereinafter the "Revolving Note"); and

     C. As of October 22, 1999, the Borrower executed and delivered to the Bank, inter alia, a draw note in the original principal sum of Five Million Dollars ($5,000,000.00) (hereinafter the "Draw Note"); and

     D. As of October 22, 1999, the Borrower executed and delivered to the Bank, inter alia, a capex note in the original principal sum of Five Million Dollars ($5,000,000.00) (hereinafter the "Capex Note"); and

     E. As of May 15, 1998, the Borrower executed and delivered to the Bank, inter alia, a commercial loan note in the original principal sum of One Million Two Hundred Fifteen Thousand Dollars ($1,215,000.00) (hereinafter the "Term Note"); and

     F. The Revolving Note, the Draw Note, the Capex Note and the Term Note are hereinafter collectively termed the "Note"; and

     G. In connection with the obligations evidenced by Loan Agreement and the Note, and at various times (prior to, as of the date of, and after the date of, the execution of the Loan Agreement), the Borrower executed and delivered to the Bank certain other loan documents, promissory notes, open-end mortgages, assignment of rents and security agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the Loan Agreement (all of the foregoing, together with the Note and the Loan Agreement, are hereinafter collectively referred to as the "Loan Documents"); and

     H. The Borrower has requested that the Bank extend additional credit to the Borrower and amend and modify certain terms and covenants in the Loan Agreement, and the Bank is willing to do so upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

     1.   Definitions.  All capitalized terms not otherwise defined herein shall
          -----------
have the meanings ascribed to such terms in the Loan Agreement.

     2.   Section 1, "The Loan," of the Loan Agreement is hereby amended to
                      --------
recite in its entirety as follows:

          1.  The Loans

              The Bank, subject to the terms and conditions hereof, will extend credit to the Borrower up to the aggregate principal sum of $31,215,000.00 (the "Loans").

     3.   Section 1.1, "The Revolving Loan and Borrowing Base," of the Loan
                        -------------------------------------
Agreement is hereby amended to recite in its entirety as follows:

           1.1.  The Revolving Loan and Borrowing Base

                The Bank will extend a revolving credit facility to the Borrower under which the Bank shall make, subject to the terms and conditions hereof, loans and advances on a revolving basis up to the principal sum of $20,000,000.00 (the "Revolving Loan"). The principal balance of the Revolving Loan at no time shall exceed an amount equal to the sum of (i) up to 50% of Eligible Inventory; plus (ii) up to 80% of Eligible Accounts (collectively the "Borrowing Base"). The Bank, in its sole discretion, reserves the right upon notice to the Borrower to increase or decrease the foregoing percentages or the maximum dollar amount attributable to Eligible Inventory.

     4.   Section 7.16, "Capital Expenditures," of the Loan Agreement is hereby
                         --------------------
amended to recite in its entirety as follows:

           7.16. Capital Expenditures.

                 The Borrower will not make or incur any Capital Expenditures, including by way of the incurrence of capitalized lease obligations, expenditures for maintenance and repairs which should be capitalized in accordance with GAAP or otherwise in excess of $15,000,000.00 in any fiscal year. "Capital Expenditures" means the aggregate of all expenditures (whether paid in cash or accrued as liabilities that in accordance with GAAP are required to be included in or reflected by the property, plant, equipment or similar fixed asset accounts.

     5.   Section 7.17, "Operating Lease Rentals," of the Loan Agreement is
                         -----------------------
hereby amended to recite in its entirety as follows:

           7.17.  Operating Lease Rentals

           The Borrower will not without the prior written approval of the Bank enter into or permit to exist operating leases providing in the aggregate for annual rentals which exceed $250,000.00 in any fiscal year.


     6.   Section 8, "Financial Information and Reporting," of the Loan
                      -----------------------------------
Agreement is hereby amended to recite in its entirety as follows:

           8.  Financial Information and Reporting

               The Borrower shall deliver the following to the Bank:

               (a) within 30 days after the end of each month, consolidated financial statements, including a balance sheet and statements of income and surplus, and statement of cash flows, certified by the president or chief financial officer of the Borrower (a "Financial Officer") as fairly representing the Borrower's consolidated financial condition as of the end of such period;

               (b) within 45 days after the end of each quarter, a loan and collateral report and a statement in form prescribed by the Bank and signed by a Financial Officer of the Borrower setting forth and certifying the calculation of the Borrowing Base as of the end of that period and certifying the compliance of the Borrower with the terms of this Agreement and the calculation of the financial covenants contained in Section 7 above;

               (c) within 30 days after the end of each month, an inventory report of the Borrower, signed by a Financial Officer in form satisfactory to the Bank;

               (d) within 30 days after the end of each month, a report, in form satisfactory to the Bank, certified by a Financial Officer setting forth the number and dollar total of accounts receivable due and payable (i) not more than 30 days, (ii) more than 30 days and not more than 60 days, (iii) more than 60 days and not more than 90 days,
           (iv) more than 90 and not more than 120 days, and (v) more than 120 days, from the date of the original invoice therefor;

                (e) within 90 days after the end of each fiscal year, audited, unqualified consolidated financial statements prepared in accordance with GAAP and certified by independent public accountants satisfactory to the Bank, containing a balance sheet, statements of income and surplus, statements of cash flows and reconciliation of capital accounts, along with any management letters written by such accountants;

                (f) immediately upon becoming aware of the existence of any Pending Default, Event of Default or breach of any term or conditions of this Agreement, a written notice specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto;

               (g) immediately upon the filing or release, as the case may be, copies of any Securities and Exchange Commission or State Securities Law disclosures, filings, documents or any press releases; and

               (h) at the request of the Bank, such other information as the Bank may from time to time reasonably require.

     7. Exhibit A-1 to the Loan Agreement is hereby amended to recite in its entirety as set forth in Exhibit A-1 attached hereto.

     8. Exhibit C, "Schedule of Business Locations," of the Loan Agreement is hereby amended to recite in its entirety as set forth in Exhibit C attached hereto.

     9.  Conditions of Effectiveness. This Amendment shall become effective as
         ---------------------------
of April 28, 2000, upon satisfaction of all of the following conditions precedent:

     (a) The Bank shall have received two duly executed originals of this Amendment, duly executed originals of the certificates, instruments, documents and agreements set forth in Schedule 9(a) attached hereto and such other certificates, instruments, documents, and agreements as may be required by the Bank, each of which shall be in form and substance satisfactory to the Bank and its counsel; and

     (b) The representations contained in the immediately following paragraph shall be true and accurate.

     10.  Representations.  The Borrower represents and warrants that after
          ---------------
giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of the Borrower in the Loan Agreement or the Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) the Borrower has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Loan Agreement and Loan Documents; and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default or a Pending Default.

     11.  Amendment to Loan Agreement.  (a) Upon the effectiveness of this
          ---------------------------
Amendment, each reference in the Loan Agreement to "Loan and Security Agreement," "Loan Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Bank's rights under or of any other term or provisions of the Loan Agreement, any Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Borrower which would require the consent of the Bank, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. The Borrower ratifies and confirms each term, provision, condition and covenant set forth in the Loan Agreement and the Loan Documents and acknowledges that the agreement set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

     12.  Authority.  The Borrower hereby represents and warrants to the Bank
          ---------
that (a) the Borrower has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of the Borrower has been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions provided for herein; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of the Borrower or any law applicable to the Borrower or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against the

Borrower; and (d) this Amendment constitutes a valid and legally binding obligation upon the Borrower in every respect.

     13.  Counterparts.  This Amendment may be executed in two or more
          ------------
counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

     14.  Costs and Expenses.  The Borrower agrees to pay on demand in
          ------------------
accordance with the terms of the Loan Agreement all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and all other loan documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Bank's counsel with respect thereto.

     15.  Governing Law.  This Amendment shall be governed by and construed in
          -------------
accordance with the law of the State of Ohio.

     IN WITNESS WHEREOF, the Borrower and the Bank have hereunto set their hands as of the date first set forth above.


                                           THE BORROWER:

                                           PECO II, INC.


                                           By:  /s/ Sandra A. Frankhouse
                                                ------------------------
                                           Its: Secretary and Treasurer
                                                ------------------------
                                           By:  /s/ John C. Maag
                                                ------------------------
                                           Its: Chief Financial Officer
                                                ------------------------

                                           THE BANK:

                                           THE HUNTINGTON NATIONAL BANK

                                           By:  /s/ Glenn W. McClelland
                                                ------------------------
                                           Its: Vice Presdent
                                                ------------------------

                                   EXHIBIT A-1

                          THE HUNTINGTON NATIONAL BANK
                   Second Amended and Restated Revolving Note



City Office                  Division                 Branch         [X] Secured
           ----------------          ---------------        -------

Account No.                             Note No.                  [  ] Unsecured
            --------------------------           ---------------

Account Name     PECO II, Inc.
             -------------------------------------------------------------------

[X] Corporation          [  ] Partnership         [  ] Individual/Proprietorship

[ ] Other
         -----------------------------------------------------------------------

================================================================================

$20,000,000.00              Galion, Ohio                    ______________, 2000

                  FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE HUNTINGTON NATIONAL BANK (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of Twenty Million Dollars ($20,000,000.00) or so much thereof as shall have been advanced by the Bank at any time and not thereafter repaid (hereinafter referred to as "Principal Sum") together with interest as hereinafter provided and payable at the time and in the manner hereinafter provided. The proceeds of the loan evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note (this "Note") and prior to maturity. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned, or the undersigned's authorized agent. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest.

         This Note is executed and the advances contemplated hereunder are to be made pursuant to a Second Amended and Restated Loan and Security Agreement by and between the undersigned and the Bank dated October 22, 1999 (as amended, restated, modified or otherwise supplemented from time to time, herein the "Loan Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions contained therein. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings ascribed to such terms in the Loan Agreement.


         This Note is given in substitution for, and replacement of, that certain Amended and Restated Revolving Note dated as of October 22, 1999, in the original principal sum of $10,000,000.00, and not as a novation thereof.

INTEREST
--------

         Prior to maturity, interest will accrue on the unpaid balance of the Principal Sum at a variable rate of interest per annum, as selected by the undersigned in accordance with this Note (hereinafter called the "Contract Rate"), which shall change in the manner set forth below, equal to:

         (1)      the Prime Commercial Rate (as hereinafter defined) minus 0.50
         percentage points  (the "Prime Rate"); or                   -----

         (2) 2.00 percentage points in excess of the Daily LIBOR (as hereinafter defined).

         Initially, interest shall accrue hereunder based upon the Daily LIBOR. The undersigned shall give the Bank written notice of each request to change the interest index from the Daily LIBOR to the Prime Commercial Rate, or vice versa, or to request disbursement of an advance with respect to which interest shall accrue at a rate calculated with reference to the Daily LIBOR, no later than three (3) Banking Days (as hereinafter defined) prior to the date of the proposed change or the requested date of disbursement, as the case may be. All such written notices shall be directed by the undersigned to the Bank's officer who is handling the undersigned's obligations on behalf of the Bank and must be received by the Bank at least three (3) Banking Days prior to the date of the change or the requested date of disbursement.

         Subject to any maximum or minimum interest rate limitation specified herein or by applicable law, the Contract Rate shall change automatically without notice to the undersigned immediately on each Banking Day with each change in the Prime Commercial Rate or in the Daily LIBOR or the Reserve Requirement, as applicable, with any change thereto effective as of the opening of business on the day of the change.

         If the obligation evidenced by this Note is not paid at maturity, whether maturity occurs by lapse of time, demand, acceleration or otherwise, the unpaid balance of the Principal Sum and any unpaid interest shall, thereafter until paid, bear interest at a rate equal to 2.00 percentage points in excess of the Contract Rate.

         As used herein, "Prime Commercial Rate" shall mean the rate established by the Bank from time to time based on its consideration of economic, money market, business and competitive factors, and it is not necessarily the Bank's most favored rate.

         As used herein, "Daily LIBOR" shall mean the rate obtained by dividing:
(1) actual or estimated per annum rate, or the arithmetic mean of the per annum rates, of interest for deposits in U.S. dollars for one (1) month periods, as offered and determined by the Bank in its sole discretion based upon information which appears on page LIBOR01, captioned British Bankers Assoc. Interest Settlement Rates, of the Reuters America Network, a service of Reuters America Inc. (or such other page that may replace that page on that service for the purpose of displaying London interbank offered rates; or, if such service ceases to be available, such other reasonably comparable money rate service as the Bank may select) or upon information obtained from any other reasonable procedure, on each date the Daily LIBOR is determined; by (2) a percentage (the "Reserve Requirement") equal to one hundred percent minus the stated maximum rate (expressed as a percentage), if any, of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified on each date the Daily LIBOR is determined by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, or any other regulations or any governmental authority having jurisdiction with respect thereto, all as conclusively determined by the Bank, absent manifest error, such sum to be rounded up, if necessary, to the nearest whole multiple of one-sixteenth of one percent (1/16 of 1.0%) per annum.

         As used herein, "Banking Day" shall mean any day other than a Saturday or a Sunday on which banks are open for business in Columbus, Ohio, and on which banks in London, England, settle payments.

         All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid. There shall be no penalty for prepayment. The amount of any payment shall first be applied to the payment of any interest which is due.

         In the event that the Bank reasonably determines that by reason of (1) any change arising after the date of this Note affecting the interbank eurocurrency market or affecting the position of the Bank with respect to such market, adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Daily LIBOR then being determined is to be fixed, (2) any change arising after the date of this Note in any applicable law or governmental rule, regulation or order (or any interpretation thereof, including the introduction of any new law or governmental rule, regulation or order), or (3) any other circumstance affecting the Bank or the interbank market (such as, but not limited to, official reserve requirements required by Regulation D of the Board of Governors of the Federal Reserve System), the Daily LIBOR plus the applicable spread shall not represent the effective pricing to the Bank of accruing interest based upon the Daily LIBOR, then, and in any such event, interest shall accrue hereunder as of the effective date of any such determination at a rate calculated with reference to the Prime Commercial Rate (as set forth above) and the ability of the undersigned to request that interest accrue hereunder based upon the Daily LIBOR shall be suspended until the Bank shall notify the undersigned that the circumstances causing such suspension no longer exist.

         In the event that on any date the Bank shall have reasonably determined that accruing interest hereunder based upon the Daily LIBOR has become unlawful by compliance by the Bank in good faith with any law, governmental rule, regulation or order, then, and in any such event, the Bank shall promptly give notice thereof to the undersigned. In such case, the ability of the undersigned to request that interest accrue hereunder based upon the Daily LIBOR shall be terminated and, when required by law, interest will accrue hereunder based upon the Prime Commercial Rate.

         If, due to (1) the introduction of or any change in or in the interpretation of any law or regulation, (2) the compliance with any guideline or request from any central bank or other public authority (whether or not having the force of law), or (3) the failure of the undersigned to pay any amount when required by the terms of this Note, there shall be any loss or increase in the cost to the Bank of accruing interest hereunder based upon the Daily LIBOR, if applicable, then the undersigned agree that the undersigned shall, from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such loss or increased cost. A certificate as to the amount of such loss or increase cost, submitted to the undersigned by the Bank, shall be conclusive evidence, absent manifest error, of the correctness of such amount.

MANNER OF PAYMENT
-----------------

         The Principal Sum shall be due and payable on April 30, 2002, and at maturity, whether by demand, acceleration or otherwise. Accrued interest shall be due and payable monthly beginning on May 15, 2000, and continuing on the 15th day of each month thereafter, and at maturity, whether by demand, acceleration or otherwise.

LATE CHARGE
-----------

         Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY
--------

         This Note is secured by the security interests, assignments, and mortgages granted and/or referenced in the Loan Agreement and by the security interests, assignments, and mortgages granted pursuant to one or more collateral security documents executed and delivered to the Bank after October 22, 1999.

DEFAULT
-------

         Upon the occurrence of any of the following events:

                  (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;

                  (b) an "Event of Default" under the Loan Agreement shall have occurred;

then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS
------------------

         The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

         No waiver of any term or condition of this Note shall be effective unless in writing and signed by the party giving or granting the waiver. No amendment of any term or condition of this Note shall be effective unless in writing and signed by the undersigned and the Bank. No failure or delay on the part of the Bank in exercising any right, power or privilege under this Note, related loan documents or law, nor any course of dealing, shall operate as a waiver of any such right, power or privilege or preclude any other or further exercise thereof or of any other right, power or privilege.

         The undersigned agrees that, to the extent that the undersigned makes a payment or payments to the Bank, or the Bank receives any proceeds of collateral security, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any of the undersigned, its estate, trustee, receiver or any other party, including without limitation any guarantor, under any bankruptcy or insolvency law, or under any other state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligations under this Note, or the part thereof which has been paid, reduced or satisfied by such amount, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

         The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio, without regard to the conflicts of law principles thereof.

WAIVER OF RIGHT TO TRIAL BY JURY
--------------------------------

         THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE BANK WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

WARRANT OF ATTORNEY
-------------------

         The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

--------------------------------------------------------------------------------
WARNING-BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
--------------------------------------------------------------------------------


                                 PECO II, INC.

                                 By:
                                    ----------------------------------------

                                 Its:
                                     ---------------------------------------

                                 By:
                                    ----------------------------------------

                                 Its:
                                     ---------------------------------------

                                 Schedule 9(a)


1.  Second Amended and Restated Revolving Note

2. Open-End Mortgage, Assignment of Rents and Security Agreement - Fourth Modification Agreement (Franklin County, Ohio property)

3. Open-End Mortgage, Assignment of Rents and Security Agreement - Fifth Amendment (Crawford County, Ohio Property)

4.  First Amendment to Deed of Trust (Dallas County, Texas property)

                                   EXHIBIT C

                        SCHEDULE OF BUSINESS LOCATIONS


1376 State Route 529
Galion, Ohio 44833*

7060 Huntley Road
Columbus, Ohio

15 Pine Street
Nashua, New Hampshire

1706 E. Semoran Boulevard
Suite 103
Apopka, Florida 32703

10730 East Bethany Drive
Suite 309
Aurora, Colorado 80014

4811 S. 76/th/ Street
Suite 402
Greendale, Wisconsin 53220

______________________
______________________
Dallas, Texas  _____


* Chief Executive Office